Exhibit 99.1

CafePress Reports Second Quarter 2014 Results

LOUISVILLE, Ky., August 12, 2014 - CafePress Inc. (NASDAQ: PRSS), The World’s Customization Engine®, today reported financial results for the three months ended June 30, 2014.

Management Commentary

“I am excited to return to CafePress along with Maheesh Jain, my co-founder, as CEO and CMO, respectively. We both believe we can bring focus and passion to the core business,” said chief executive officer Fred Durham. “We will concentrate on the consumer, increase focus by doing fewer things but doing them better, and will be dedicated to giving customers more reasons to be excited and to shop with us more often. We will first spend some time thoughtfully analyzing the operations and strategy of our entire company. We then intend to aggressively execute a plan that we believe will streamline our business, grow profits and enhance the customer experience.”

Second Quarter 2014 Financial Highlights

•	Net revenues totaled $51.4 million, compared to $52.4 million in the second quarter of 2013.

•	GAAP net loss was $(3.6) million, or $(0.21) per diluted share, (including stock-based compensation, amortization of intangible assets, acquisition and restructuring costs), compared to a net loss of $(1.7) million, or $(0.10) per diluted share, in the second quarter of 2013.

•	Adjusted EBITDA was a loss of $(0.2) million, compared to Adjusted EBITDA of $1.1 million in the second quarter of 2013.

•	Non-GAAP net loss was $(1.8) million, or $(0.11) per diluted share, (excluding stock-based compensation, amortization of intangible assets, acquisition and restructuring costs) compared to non-GAAP net loss of $(0.7) million, or $(0.04) per diluted share in the second quarter of 2013.

•	Gross profit margin was 37.0% of net revenues, compared to 38.7% in the second quarter of 2013.

•	At June 30, 2014, cash, cash equivalents, and short-term investments totaled $19.9 million.

Second Quarter 2014 Operating Metrics

•	Average Order Size (AOS) was $39, up 14% year-over-year.

•	Orders totaled 1.3 million, a 14% year-over-year decline.

Order count in the second quarter decreased due to changes in a legacy partner’s roadmap related to photo prints, which carry a lower AOS. This was a contributor to an overall mix change, which produced an increase in AOS.

Second Quarter Operating Highlights

•	Continued to exhibit strength in Art and Groups properties, which saw year-over-year revenue growth of 11% and 25%, respectively.

•	Fulfilled growing demand for customized e-commerce offerings abroad as international revenue grew 11% year-over-year.

•	Enhanced mobile conversion capabilities with the launch of voucher redemption and shopping cart improvements.

•	Joined with Marvel Entertainment LLC to continue to bring fans gear with the addition of official Marvel’s Guardians of the Galaxy to the lineup of licensed products available on CafePress.

•	Partnered with Generator, a direct-to-customer marketing and commerce solutions provider to the media & entertainment industry, to increase fan engagement and expand customized product offerings to fans of iconic brands such as Walking Dead, Breaking Bad and Seinfeld.

•	Partnered with TopSpin Media, a direct-to-fan sales and marketing platform for creative professionals, to expand customized product offerings to the 55,000 musicians, comedians, labels, managers and filmmakers using the TopSpin Platform.

•	Great Big Canvas launched a new commercial décor offering which helps busy professionals find fine art to transform any office space.

Business Outlook

Given recent management changes at the Company and the ongoing process of reviewing strategic alternatives as previously announced, CafePress is not providing financial guidance and is withdrawing its prior full year 2014 guidance. The Company notes that no decision on any particular strategic alternative has been reached at this time and cautions that there can be no assurances as to whether any strategic alternative will be recommended by the Board or implemented and under what terms and conditions. The Company does not intend to disclose developments with respect to the progress of its evaluation of strategic alternatives until such time as the Board has determined an appropriate course of action or otherwise deems disclosure is necessary.

Second Quarter 2014 Conference Call

Management will review the second quarter financial results on a conference call on Tuesday, August, 12, 2014 at 5:00 p.m. Eastern Standard Time (2:00 p.m. Pacific Time). To participate on the live call, analysts and investors should dial 1-888-427-9419 at least ten minutes prior to the call. CafePress will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at http://investor.cafepress.com/.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures. Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include Adjusted EBITDA, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP net income (loss) per diluted share. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the information provided at the end of this press release.

To supplement the Company’s consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company’s financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements may be identified by use of terms such as “will”, “believe”, “intend to” and similar expressions or the negative of such terms and include, among other matters, statements regarding management’s plans regarding the focus, operations and strategy of the entire company, including concentration on the consumer, management’s intent to aggressively execute on a plan it believes will streamline the company’s business, grow profits and enhance the consumer experience, and the impact such plans may have on the company’s financial performance and customer experience. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially from those expressed in these forward-looking statements.

Factors that might contribute to such differences include, among others, changes in strategy caused by turnover in the senior management of the company; any negative impact to our brand reputation or recognition, or our sales of user-designed products; the interruption of our production and fulfillment operations; interference with our ability to procure or receive inventory; our ability to maintain the proper functioning of our websites; economic conditions generally or downturns and the general state of the economy and consumer spending trends; intensified competition; our ability to attract customers from mobile devices or otherwise; our ability to expand our customer base and meet production requirements; our ability to retain and hire necessary employees and appropriately staff our operations; the impact of seasonality on our business; our ability to timely develop new product and service offerings, as well as consumer acceptance of new technologies and new products and services; our ability to develop additional adjacent lines of business to complement our growth strategies; litigation and claims brought against us, including, but not limited to, claims relating to the securities laws, our content or for infringing or misappropriating intellectual property; our failure to protect the confidential information of our customers; our failure to adequately protect our network from attacks; changes in expense levels; changes in search engine algorithms which may adversely affect the page rankings of our products and services; disruptions in our channel partner relationships or changes in partner product roadmaps which may reduce our revenue or impair our growth; the gain or loss of significant corporate partners or specific partner programs and/or an increase in our dependencies on such corporate partnerships; our dependence on search and our ability to provide accurate search results and recommendations across our long tail marketplace catalogues; fluctuations in the revenue contribution as between our various e-commerce properties; risks and uncertainties related to our growth strategy, particularly the success and benefits of any future acquisitions and the integration thereof; and acquisition-related and litigation-related risks and associated expenses and difficulty in estimating impact and costs related thereto.

For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” sections of the company’s Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on March 31, 2014, and as updated in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, as filed with the Securities and Exchange Commission on May 15, 2014 and in other reports filed by the company with the Securities and Exchange Commission from time to time, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The company assumes no obligation to update these forward-looking statements.

About CafePress (PRSS):

Founded in 1999, CafePress empowers consumers with tools to express their passions and create the spectacular. Using our proprietary, print-on-demand services and e-commerce platform, users can not only discover a variety of inspired designs, but can create their own – no graphic design knowledge necessary. For more information click on www.cafepress.com.

CafePress Inc.

Media Relations:

Sarah Segal

650-655-3039

pr@cafepress.com

Investor Relations:

The Blueshirt Group

Alex Wellins

415-217-5861

alex@blueshirtgroup.com

CafePress Inc.

Condensed Consolidated Statement of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Net revenues	$51,378	$52,403	$99,566	$104,910
Cost of net revenues	32,354	32,114	62,064	64,980

Gross profit	19,024	20,289	37,502	39,930

Operating expenses:
Sales and marketing	13,525	14,249	26,958	28,556
Technology and development	5,416	5,100	10,562	10,321
General and administrative	4,681	4,301	9,592	8,888
Acquisition-related costs	(182)	(1,617)	(1,294)	(222)
Restructuring costs	44	—	791	—

Total operating expenses	23,484	22,033	46,609	47,543

Loss from operations	(4,460)	(1,744)	(9,107)	(7,613)
Interest income	2	15	5	26
Interest expense	(39)	(43)	(82)	(106)
Other (expense) income, net	(11)	4	(19)	4

Loss before income taxes	(4,508)	(1,768)	(9,203)	(7,689)
Benefit from income taxes	(940)	(52)	(418)	(1,989)

Net loss	$(3,568)	$(1,716)	$(8,785)	$(5,700)

Net loss per share of common stock:
Basic and diluted	$(0.21)	$(0.10)	$(0.51)	$(0.33)

Shares used in computing net loss per share of common stock:
Basic and diluted	17,269	17,129	17,246	17,124

CafePress Inc.

Condensed Consolidated Balance Sheet

(In thousands, except par value amounts)

(Unaudited)

	June 30	December 31,
	2014	2013
	(Unaudited)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$16,450	$33,335
Short-term investments	3,475	3,475
Accounts receivable	5,097	8,310
Inventory	8,328	9,493
Deferred costs	2,133	2,721
Prepaid expenses and other current assets	8,060	6,862

Total current assets	43,543	64,196
Property and equipment, net	19,461	21,964
Goodwill	39,448	39,448
Intangible assets, net	12,831	15,003
Other assets	517	829

TOTAL ASSETS	$115,800	$141,440

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$13,189	$23,073
Partner commissions payable	3,280	5,210
Accrued royalties payable	4,422	6,728
Accrued liabilities	10,625	12,541
Deferred revenue	3,250	5,045
Capital lease obligations, current	598	579

Total current liabilities	35,364	53,176
Capital lease obligations, non-current	1,731	2,034
Other long-term liabilities	1,979	2,576

TOTAL LIABILITIES	39,074	57,786

Stockholders’ Equity :
Preferred stock, $0.0001 par value: 10,000 shares authorized as of June 30, 2014 and December 31, 2013; none issued and outstanding	—	—
Common stock, $0.0001 par value-500,000 shares authorized and 17,298 and 17,173 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively	2	2
Additional paid-in capital	99,593	97,736
Accumulated deficit	(22,869)	(14,084)

TOTAL STOCKHOLDERS’ EQUITY	76,726	83,654

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$115,800	$141,440

CafePress Inc.

Condensed Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended June 30,
	2014	2013
	(Unaudited)
Cash Flows from Operating Activities:
Net loss	$(8,785)	$(5,700)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,084	4,400
Amortization of intangible assets	2,172	2,633
(Gain) loss on disposal of fixed assets	10	(146)
Stock-based compensation	1,531	1,993
Change in fair value of contingent consideration liability	(1,316)	(2,338)
Deferred income taxes	417	(437)
Tax short-fall from stock-based compensation	—	(69)
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	3,213	5,074
Inventory	1,165	2,002
Prepaid expenses and other current assets	(610)	(128)
Other assets	312	(297)
Accounts payable	(9,716)	(6,180)
Partner commissions payable	(1,930)	(1,763)
Accrued royalties payable	(2,306)	(1,978)
Accrued and other long term liabilities	(1,358)	(952)
Income taxes payable	—	(765)
Deferred revenue	(1,795)	(4,239)

Net cash used in operating activities	(13,912)	(8,890)

Cash Flows from Investing Activities:
Proceeds from maturities of short-term investments	—	5,917
Purchase of property and equipment	(1,133)	(1,866)
Capitalization of software and website development costs	(1,599)	(1,966)
Proceeds from disposal of fixed assets	—	170
Decrease in restricted cash	—	170

Net cash (used in) provided by investing activities	(2,732)	2,425

Cash Flows from Financing Activities:
Payment of short term borrowings	—	(894)
Principal payments on capital lease obligations	(284)	(263)
Proceeds from exercise of common stock options	299	46
Borrowings under insurance financing	—	940
Payments under insurance financing	(256)	—
Payments of contingent consideration	—	(2,451)

Net cash used in financing activities	(241)	(2,622)

Net decrease in cash and cash equivalents	(16,885)	(9,087)
Cash and cash equivalents — beginning of period	33,335	31,198

Cash and cash equivalents — end of period	$16,450	$22,111

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$79	$86
Income taxes paid during the period	3	997
Noncash Investing and Financing Activities:
Property and equipment acquired under rent agreement	$—	$321
Accrued purchases of property and equipment	5	237

Stock-based compensation is allocated as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Cost of net revenues	$53	$49	$101	$120
Sales and marketing	154	108	187	220
Technology and development	55	52	167	120
General and administrative	463	701	1,076	1,533

Total stock-based compensation expense	$725	$910	$1,531	$1,993

CafePress Inc.

Reconciliation of GAAP Net Loss to Non-GAAP Adjusted EBITDA

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Net loss	$(3,568)	$(1,716)	$(8,785)	$(5,700)
Non-GAAP adjustments:
Interest and other (income) expense, net	48	24	96	76
Benefit from income taxes	(940)	(52)	(418)	(1,989)
Depreciation and amortization	2,539	2,255	5,084	4,400
Amortization of intangible assets	1,086	1,316	2,172	2,633
Acquisition-related costs	(182)	(1,617)	(1,294)	(222)
Stock-based compensation	725	910	1,531	1,993
Restructuring costs	44	—	791	—

Adjusted EBITDA*	$(248)	$1,120	$(823)	$1,191

*	Adjusted EBITDA is a non-GAAP financial measure which we define as net income (loss) less interest and other income (expense), provision for (benefit from) income taxes, depreciation and amortization, amortization of intangible assets, acquisition-related costs, stock-based compensation and impairment charges. Acquisition-related costs include performance-based compensation payments, any changes in the estimated fair value of performance-based contingent consideration payments which were initially recorded in connection with our acquisition of substantially all of the assets of L&S Retail Ventures, Inc. and Logo’d Softwear, Inc., and the business acquisition of EZ Prints, Inc. and third-party fees incurred as part of our acquisitions of L&S Retail Ventures, Inc., Logo’d Softwear, Inc. and EZ Prints, Inc.

CafePress Inc.

Reconciliation of GAAP Operating Loss to Non-GAAP Operating Loss

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Loss from operations	$(4,460)	$(1,744)	$(9,107)	$(7,613)
Non-GAAP adjustments:
Amortization of intangible assets	1,086	1,316	2,172	2,633
Acquisition-related costs	(182)	(1,617)	(1,294)	(222)
Stock-based compensation	725	910	1,531	1,993
Restructuring costs	44	—	791	—

Non-GAAP operating loss	$(2,787)	$(1,135)	$(5,907)	$(3,209)

CafePress Inc.

Reconciliation of GAAP Net Loss to Non-GAAP Net loss and Non-GAAP Net loss per Diluted Share

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Net loss	$(3,568)	$(1,716)	$(8,785)	$(5,700)
Non-GAAP adjustments:
Amortization of intangible assets	1,086	1,316	2,172	2,633
Acquisition-related costs	(182)	(1,617)	(1,294)	(222)
Stock based compensation	725	910	1,531	1,993
Restructuring costs	44	—	791	—
Provision (benefit) from income taxes	69	368	1,723	(874)

Non-GAAP net loss	$(1,826)	$(739)	$(3,862)	$(2,170)

Non-GAAP net loss per share:
Basic and diluted	($0.11)	($0.04)	($0.22)	($0.13)

Shares used in computing Non-GAAP net loss per share:
Basic and diluted	17,269	17,129	17,246	17,124

CafePress Inc.

User Metrics Disclosure

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
User Metrics
Orders	1,273,810	1,477,063	2,430,561	2,906,169
year-over-year change	-14%	66%	-16%	68%
Average Order Value	$39	$34	$40	$35
year-over-year change	14%	-33%	16%	-30%